UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

CLECO CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC

(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Item 5.            Other Events and Regulation FD Disclosure.

On March 18, 2004, Cleco Corporation announced that the Louisiana Public Service Commission (LPSC) approved a one-year extension of the rate stabilization plan of Cleco Power LLC, Cleco's regulated utility subsidiary.  With the extension, the rate stabilization plan will expire in September 2005.  Cleco Power had requested that the LPSC grant the extension to allow it to evaluate the results of a request for proposals for sources of power that it expects to issue mid-2004.

Item 7.             Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

99.1     Press release issued March 18, 2004 regarding the extension of Cleco Power LLC's rate stabilization plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION
Date: March 18, 2004	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC
Date: March 18, 2004	By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release issued March 18, 2004 regarding the extension of Cleco Power LLC's rate stabilization plan.